STRALEM
Equity Fund

SUMMARY PROSPECTUS
October 11, 2016

Stralem Equity Fund

(STEFX)

Managed by
Stralem & Company Incorporated

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.stralemfund.com/literature. You can also get this information at no cost by calling 1-866-822-9555 or by sending an email request to fundinfo@ultimusllc.com. The current prospectus and statement of additional information, dated October 11, 2016, are incorporated by reference into this summary prospectus.

Investment Objective

The Stralem Equity Fund (the “Fund”) seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed on shares held fewer than 60 days)	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.01%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.23%
Total Annual Fund Operating Expenses	1.24%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.29%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.95%

(1)	“Other Expenses” are based on estimated amounts.

(2)

Stralem & Company Incorporated (the “Adviser”) has contractually agreed, until March 1, 2019, to waive Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses, costs to organize the Fund, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to 0.95% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to March 1, 2019, this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until March 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$97	$365	$653	$1,474

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2015, Stralem Equity Fund’s, a series of Stralem Fund (the “Predecessor Fund”) portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of companies with a market capitalization of $4 billion or greater. Stralem & Company Incorporated (the “Adviser”) selects securities of U.S. S&P 500 Index companies using a structural framework that forms the foundation of the Adviser’s investment philosophy. This framework generally consists of investing in stocks in what the Adviser considers as two categories:

●

“Up Market” Companies: Companies that the Adviser believes are fundamentally solid growth companies. This category is comprised of three sub-categories of stocks that, in the Adviser’s view, typically lead the market when the market is rising: New Industries, New Products and Dominant Firms.

●

“Down Market” Companies: Companies that the Adviser believes are strong cash flow companies. This category is comprised of two sub-categories of stocks that have, in the Adviser’s opinion, historically preserved capital in a down market: Low Ratio of Price/Cash Flow and High Dividend Yield.

The Adviser adjusts the balance between Up Market companies and Down Market companies, and the balance among sub-categories in each category, depending on the Adviser’s assessment of where the market lies with respect to the current market cycle. In general, the Adviser expects that at least half of the Fund’s portfolio securities will be maintained in Up Market Companies. By adjusting the allocation between Up Market and Down Market companies during the phases of the market cycle, the Adviser seeks to grow capital in rising markets and preserve capital during declining markets.

The Adviser takes a bottom-up approach to stock selection and focuses most of its research efforts on security selection within the structural framework. The Adviser uses fundamental analysis and proprietary quantitative analytical tools to identify securities for acquisition or sale, determine sector and category weights and implement risk controls. When researching purchase candidates, the Adviser seeks to identify companies meeting certain criteria including: industry leadership, consistent earnings growth, predictable cash flows, above-average profit margins and strong balance sheets. Once a security is deemed a purchase candidate, it is ultimately selected based on its fit within the structural framework.

The Fund is a “non-diversified fund,” which means that it may invest more of its assets in the securities of a single issuer or a small number of issuers than a diversified fund.

Principal Risks

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund is not intended to be complete investment program. The principal risks of an investment in the Fund are generally described below.

Stock Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. During periods of market volatility, stock prices can change drastically, and you could lose money over short or long term periods.

Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Company Risk. Investing in mid-cap companies involves greater risk than is customarily associated with larger, more established companies. Mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies. Due to these and other factors, stocks of mid-cap companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations. Mid-cap companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Growth Investing Risk. Growth stocks, which can be priced on future expectations rather than current results, tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in the earnings of their issuers and can be more volatile than the stock of more established issuers.

Dividend Investing Risk. Returns from dividend-paying stocks may underperform the returns from the overall stock market. To the extent the Fund invests in dividend-paying stocks, the Fund’s performance may at time be better or worse than the performance of the mutual funds that focus on other types of stock strategies or have a broader investment style.

Management Style Risk. The portfolio manager’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Non-Diversified Status Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Performance Summary

It is expected that the Fund will be the successor to the Predecessor Fund through a reorganization with the Fund on or about October 17, 2016, subject to the approval of the Predecessor Fund’s shareholders.

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year and by showing how the Predecessor Fund’s average annual total returns for one year and since inception compare with those of a broad-based securities market index. How the Predecessor Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-866-822-9555 or by visiting the Fund’s website at www.stralemfund.com.

Annual Total Returns Years Ended December 31

The Predecessor Fund’s year-to-date return through September 30, 2016 is 7.75%.

Quarterly Returns During This Time Period

Highest:	14.79% (quarter ended September 30, 2009)
Lowest:	-18.54% (quarter ended December 31, 2008)

Average Annual Total Returns
(for periods ended December 31, 2015)

	One Year	Five Years	Ten Years	Since Inception (January 18, 2000)*
Stralem Equity Fund
Return Before Taxes	1.23%	10.26%	6.22%	5.11%
Return After Taxes on Distributions	-7.28%	7.09%	4.57%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares	7.81%	8.17%	5.00%	4.11%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	4.13%

*	January 18, 2000 was the inception date of the Predecessor Fund.

After-tax returns are calculated using the highest historical individual federal marginal income tax rated and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management of the Fund

The Investment Adviser

Stralem & Company Incorporated is the Fund’s investment adviser.

Portfolio Managers

The Adviser employs a team of investment professionals as an Investment Committee to manage the Fund’s investments. The Investment Committee is responsible for making all decisions regarding investment policy and implementation for the Fund. There is no individual portfolio manager discretion. The members of the Investment Committee are:

Name	Investment experience with the Fund	Primary Title with Adviser
Hirschel B. Abelson	Co-managing the Fund since its inception in 2000	Chairman
Philippe T. Labaune	Co-managing the Fund since its inception in 2000	Executive Vice President, Director, Trading and Operations
Adam S. Abelson	Co-managing the Fund since its inception in 2000	Chief Investment Officer, Senior Portfolio Manager
Andrea Baumann Lustig	Co-managing the Fund since 2003	President, Director, Private Client Asset Management
Edward N. Cooper, CFA	Co-managing the Fund since 2008	Senior Research Analyst
Michael J. Alpert	Co-managing the Fund since 2012	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

The minimum investment amount is $25,000 for all regular accounts.

Minimum Additional Investment

The minimum additional investment amount is $100 for all regular accounts.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Stralem Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-866-822-9555 for assistance.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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